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                                  EXHIBIT 10.38

[Bank Logo]                 LOAN MODIFICATION AGREEMENT

     This agreement amends the Revolving Note dated March 31, 1997 ("Note") and the Credit Agreement dated March 31, 1997 ("Credit Agreement"), each executed by EXPEDITORS INTERNATIONAL OF WASHINGTON, INC. ("Borrower") in favor of BANK OF AMERICA, N.A. ("Bank"), regarding a loan in the maximum principal amount of $30,000,000.00 (the "Loan"), which currently has a maximum principal amount of $50,000,000.00. For mutual consideration, Borrower and Bank agree to amend the above loan documents as follows:

     1. MATURITY DATE. The maturity date of the Note is changed to June 29, 2001. Section 1.31 of the Credit Agreement is amended to change the "Termination Date" to June 29, 2001.

     2. TANGIBLE NET WORTH. Section 6.2 of the Credit Agreement, delete the word "Tangible" and increase to $250,000,000.00.

     3. DEBT RATIO. Section 6.4 of the Credit Agreement, delete the word "Tangible".

     4. OTHER TERMS. Except as specifically amended by this agreement or any prior amendment, all other terms, conditions, and any definitions of the Note, Credit Agreement, and all other security agreements, guaranties, deeds of trust, mortgages, and other instruments or agreements entered into with regard to the Loan shall remain in full force and effect.

     DATED June 30, 2000

Bank:                         Borrower:

BANK OF AMERICA, N.A.         EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

By:  /s/ Stan Diddams         By:   /s/  R. Jordan Gates
   ------------------------      -----------------------------------------------
Title:  Vice President        Title:  Executive Vice President-CFO and Treasurer
      ---------------------         --------------------------------------------
                              By:   /s/  Charles J. Lynch
                                 -----------------------------------------------
                              Title: Vice President-Corporate Controller
                                    --------------------------------------------

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